# Second Quarter 2020 Results and Outlook

August 3, 2020


Consumers Energy


THANK YOU
HEALTH HEROES





This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's most recent Form 10-K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to "earnings" are on an adjusted basis. All references to net income refer to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

# Agenda

CMS ENERGY

| | |
|---|---|
| **Business Update and Long-Term Outlook** | **Patti Poppe**<br>**President & CEO** |
| **Financial Results** | **Rejji Hayes**<br>**Executive VP & CFO** |


PEOPLE
PLANET
PROFIT

# First Half . . .

CMS ENERGY

| Results | Amount | Commentary |
| --- | --- | --- |
| • First half 2020 EPS[a] | $1.35 | *Leveraging best-in-class cost management* |
| **Guidance Reaffirmed** | | |
| • Full-year EPS[a] | $2.64 - $2.68 | *Expect to fully offset Q1 weather and COVID-19 impacts to achieve guidance* |
| **Long-Term Outlook** | | |
| • EPS[a] and DPS growth | 6% to 8% | *Long-term investment thesis remains strong* |

[a]Adjusted (non-GAAP)

**. . . results reaffirmed 6% to 8% EPS[a] growth.**

# Triple Bottom Line Focus . . .

CMS ENERGY

## People



- COVID-19 update:
  - Focus on employee safety
  - Supports all customers in creative and agile ways
- Assisting communities and co-workers impacted by Midland flooding
- Executing robust DE&I strategy
  - Diverse Board and leadership team
  - Doubling diverse supplier spend
  - Enhancing hiring, promotion and development practices

## Planet



- <15% rate base mix attributable to coal[a]
- Industry-leading Net Zero Plan
  - Net zero methane emissions[b] by 2030
  - Net zero carbon emissions[b] by 2040
- Clean & Lean Strategy
- Landfill and water reduction
- 6+ GWs of new renewables through 2040

## Profit


WALL

- 2020 guidance[c] reaffirmed
- 6% to 8% long-term EPS[c] and DPS growth
- Identified >$65 MM of cost reductions through:
  - CE Way
  - Supply chain benefits
  - Work optimization
  - Other initiatives

**Underpinned by Performance**

Performance Through

**CE WAY**

CE Way in Action



Gas Turbine Maintenance

[a]See appendix [b]Methane emissions from our natural gas delivery system **and carbon emissions company-wide** [c]Adjusted (non-GAAP)

. . . allows CMS to be an ESG leader.

# Managing Work Every Year . . .



EPS[a]
$2.60
2012
2013
2014
2015
2016
2017
2018
2019
Mild winter
+13¢
+7%
Hot summer
(13)¢
Cost productivity above plan
+7¢
Reinvestment
(10)¢
+7%
+18¢
Cost productivity above plan
+7%
+17¢
Mild summer
+7%
(13)¢
Record warm
Offsets
Storms
Cost productivity above plan
+7%
Weather & storms
(16)¢
Cost productivity
+7%
+23¢
Reinvestment
Hot summer
+7%
Cold January
+7%
Cost offsets
(9)¢
Storms
Significant reinvestment at the Utility since 2013

[a]Adjusted (non-GAAP)

. . . maximizes benefits for customers and investors year-in and year-out.

# Regulatory Outlook . . .

CMS ENERGY


2019
2020
Regulatory / Policy
2016 Energy Law fully implemented
4/15: U-20757 COVID-19 order for deferred accounting
Electric
2/27: U-20697 Filed $244 MM[a] Updated $230 MM[a] 10.5% ROE
Dec. Expected final order
Gas
9/26: U-20322[b] Final order
12/16: U-20650 Filed $245 MM Updated $229 MM 10.5% ROE
Oct. Expected final order
Dec. File next rate case

[a]Including $36 MM of Calc. C DFIT Amortization [b]Final order $157 MM, 9.9% ROE, excluding $13 MM of Calc. C included in rates, offset by lower tax expense

. . . limited to general rate cases.

# CMS Enterprises Continues to Perform . . .

## DIG & Other

- ~1,000 MWs in MI
- DIG long-term energy (>95% contracted) & short-term capacity (100% contracted)
- Filer City PPA with the Utility
- Upside: tightening supply with future retirements
  - MISO Zone 7 PY '20/'21 auction cleared at CONE
  - Michigan Supreme Court Local Clearing Requirement ruling

## Renewable Platform

- Aviator, 525 MWs of contracted wind
  - 51% cash equity ownership (tax equity utilized)
  - Funded with cash on hand, no new equity
  - Offers utility-like returns with creditworthy counterparties
- Operating projects:
  - 27 MWs of contracted solar (MI, WI)
  - 64 MWs of contracted biomass (MI, NC)
  - 105 MWs of contracted wind (OH)











. . . with an emphasis on clean energy and risk mitigation.

# Consistent Growth Through . . .



7% CAGR[a]
EPS[a]
Dividend
Recession
Recession
+7%
+6% to +8%
Weather
Help
Hurt
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Cold winter
Mild summer
Warm winter
Warm winter
Mild summer
Cold winter
Summer-less
Hot summer
Hot summer
Warm winter
Mild summer
Polar vortex
Cold Feb Warm Dec
Warm winter
Warm winter
Hot summer
Storms
Governor (D)
Governor (R)
(D)
Commission (D)
Commission (D)
Commission (R)
Commission (I)
(D)

[a]Adjusted (non-GAAP)

. . . changing circumstances.

# First Half 2020 EPS . . .

## Year to Date Results

| | 2019 | 2020 |
|---|---|---|
| EPS - (GAAP) | $1.08 | $1.33 |
| Adjustments[a] | -- | 0.02 |
| Adjusted (non-GAAP) | $1.08 | $1.35 |

## Second Quarter

| | 2019 | 2020 |
|---|---|---|
| EPS - (GAAP) | 33¢ | 48¢ |
| Adjustments[a] | -- | 1 |
| Adjusted (non-GAAP) | 33¢ | 49¢ |

## By Business Segment

| | YTD EPS[b] |
|---|---|
| Utility | $1.43 |
| Enterprises | 0.06 |
| EnerBank | 0.08 |
| Parent & other | (0.22) |
| CMS Energy | $1.35 |

[a]See appendix [b]Adjusted (non-GAAP)

. . . tracking as planned.

# Utility Sales Are Recovering . . .

CMS ENERGY

## Weather-Normalized Electric Deliveries[a]



YTD Sales by Class (vs. 2019)
4%
(7)%
(18)%[c]
(5)%[c]
Res.
Com.
Ind.
Total
Full Year Forecast (vs. 2019)
~5%
(7)%-(12)%
(14)%-(18)%[c]
(4)%-(6)%[c]
Res.
Com.
Ind.
Total

## 2019 Electric & Gas Rate Mix[b]



Other Industrial 11%
Auto 2%
Other 2%
Residential Electric 39%
Commercial 23%
Residential Gas 23%
Combined Residential >60%

[a]2020 year over year change in GWh, excludes ROA and other [b]Tariff net of PSCR and GCR [c]Excludes one large, low margin industrial customer

. . . and are supported by favorable mix.

# 2020 EPS[a] . . .

CMS ENERGY



First Half
27¢
Six Months To Go
(12)¢ - (8)¢
$2.49
First Half $1.08
(7)¢
4¢
14¢
16¢
(7)¢
2¢
(7)¢ - (3)¢
$2.64 - $2.68
6% to 8%
First Half $1.35
Cost Savings
Benefits 4¢
Flex (OT, training, etc.) 4
Work optimization 5
Other 6
Total 19¢
COVID-19 expense (4)¢
Net cost savings 15¢
Risks & Opps
COVID-19 impacts:
• Sales Flat - (7)¢
• Expense (2)
Cost offsets: ~10¢
• CE Way
• Supply chain benefits
• Work optimization
• Other initiatives
July weather 10¢
2019
Weather
Absence of Storms
Rates & Investment
Cost Savings, Usage & Other
Absence of 2019 Weather
Rates & Investment
Cost Savings, Usage & Other
2020

[a]Adjusted (non-GAAP)

. . . managing through COVID-19 risks.

# Utility Customer Investment Plan . . .

CMS ENERGY

## Investment Plan

| Capital Investment (Bn): | 2020 Plan | '20-'24 Plan |
|---|---|---|
| Renewables | $0.4 | $ 1¾ |
| Electric Utility | 0.9 | 5½ |
| Gas Utility | 0.9 | 5 |
| Total | $2.2 | $12¼ |

On Track

**$25 Bn 10-Yr Plan[a] with $3 - $4 Bn of Opportunities**

[a]10-yr plan includes years 2019 through 2028

## Rate Base Growth



Gas
Electric
Renewables
+7%
$17½
$24½
2019
2024

. . . focused on safety, reliability, affordability & decarbonization.

# Our Entire Cost Structure . . .

## Cost Components


100%
0%
Fuel and Power Costs
O&M Costs
Taxes
Capital Investments
Cost of Capital
~70% Non-capital related
~$17 Bn Customer investment (2007-2018)

## Residential Bills as % of Wallet[a]


(Electric & Gas)
Utility Bill ~4%
Down 50 bps
Utility Bill ~3½%
TV & Phone 4%
Healthcare 5%
Food 12%
Transportation 15%
Other 30%
Housing 30%
TV & Phone 4%
Healthcare 8%
Food 13%
Transportation 15%
Other 30%
Housing 26%
2007
2018

[a]Consumers Energy bill as % of Michigan household income, in current dollars. Source: Fred.stlouisfed.org, Bls.gov, Consumers internal bills; Percentages may not total 100% due to rounding.

. . . offers cost reduction opportunities to maintain customer affordability.

# Financing Plan Largely Completed . . .

CMS ENERGY

## Planned 2020 Financing

| | Plan (MM) | YTD (MM) | |
|---|---|---|---|
| **Consumers Energy:** | | | |
| First Mortgage Bonds | $650 | $1,234 | $525 MM "lowest ever" 40-yr at 2.50% |
| Term Loan | $300 | $300 | |
| **CMS Parent:** | | | |
| Hybrid | $325 | $500 | |
| Term Loan | -- | $300 | |
| Planned Equity | Up to $250 | $100 | $150 MM priced |
| **Retirements:** | | | |
| Consumers Energy | $100 | $350 | Called $250 MM FMBs 5.30% due 2022 |
| **Other:** | | | |
| Pension Contribution | $531 | $531 | |

## Existing Facilities



$250 MM (Nov-2021)
$850 MM (Jun-2023)
$550 MM (Jun-2023)
$3.1Bn[a] of net liquidity position with no CP outstanding (as of 6/30/20)
Consumers Energy
CMS Energy

[a]$1,637 MM in available revolvers + $1,587 MM of unrestricted cash - $124 MM of cash at EnerBank and other

**. . . with a focus on liquidity management and cost reductions.**

# Investment Thesis . . .

## Investment Thesis



UTILITY WORK AHEAD
Aging Infrastructure
Clean Energy Leader
Constructive Regulation
CMS ENERGY
Strong Cash Flow & Balance Sheet
Affordable Prices
Diversified Service Territory
Nearly two decades of industry-leading, financial performance

## Takeaways

✓ **Prudent Liquidity Management**
- 2020 financings largely completed
- No pension contributions required in 2020

✓ **Operational Excellence and Track Record**
- Increased productivity driven by the CE Way
- Sustainable savings and agile mindset

✓ **Top-Tier Regulatory Construct**
- Forward-looking test years
- 10-month rate cases

✓ **Visible and Executable 10-yr Capital Plan ($25 Bn)**
- ~85% of projects are less than $200 MM
- Renewable projects on track

✓ **Strong ESG Leadership**
- Robust DE&I strategy with diverse Board and leadership team
- Net zero carbon (2040) and net zero methane (2030)[a]

[a]Methane emissions from our natural gas delivery system **and carbon emissions company-wide**

**. . . remains strong.**

# Q&A

# *Thank You*

# Appendix

# Utility Customer Investment Plan . . .

CMS ENERGY

## 5-Year Plan

| | 2020 | 2021 | 2022 | 2023 | 2024 | Total |
|---|---|---|---|---|---|---|
| Renewables | $0.4 | $0.4 | $0.3 | $0.3 | $0.4 | $1.8 |
| Electric Utility | 0.9 | 1.2 | 1.1 | 1.1 | 1.1 | 5.4 |
| Gas Utility | 0.9 | 1.1 | 0.9 | 1.1 | 1.0 | 5.0 |
| Total | $2.2 | $2.7 | $2.3 | $2.5 | $2.5 | $12.2 |
| Depreciation & Amortization | $1.0 | $1.1 | $1.1 | $1.2 | $1.2 | $5.6 |

# 2020 Sensitivities . . .

CMS ENERGY

| | | Full-Year Impact | |
|---|---|---|---|
| | Sensitivity | EPS[a] | OCF |
| **Sales**[b] | | (¢) | ($MM) |
| Electric (~36,500 GWh) | ± 1% | ± 6 | ± 25 |
| Gas (~300 Bcf) | ± 5 | ± 13 | ± 50 |
| **Gas Prices** | ± 50¢ | ± 0 | ± 55 |
| **Utility Earned ROE** | | | |
| Electric | ± 10 bps | ± 1½ | ± 6 |
| Gas | ± 10 | ± 1 | ± 4 |
| **Interest Rates** | ± 25 bps | ∓ <1 | ∓ 2 |
| **Effective Tax Rate** (16%) | ± 100 bps | ∓ 3 | ∓ 0 |
| **EE**[c] **Incentives** (1.5% electric) | ± 25 bps | ± 1 | ± 5 |

[a]Adjusted (non-GAAP) [b]Reflects 2020 sales forecast; weather-normalized [c]Energy Efficiency

. . . reflect effective risk mitigation.

# Operating Cash Flow Generation . . .



~$10 Bn in aggregate
Amount
(Bn)
$2.2
$1.79
$1.75[a]
$1.85
$1.95
$2.05
$2.15
Investment
Cash flow before dividend
2019
2020
2021
2022
2023
2024

| | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|---|---|
| NOLs & Credits | $0.2 | $0.3 | $0.5 | $0.5 | $0.6 | $0.7 |

[a] Excludes $531 MM discretionary pension contributions in January 2020 (non-GAAP)

. . . remains strong and supports our capital plan.

# Credit Metrics Maintained . . .

CMS ENERGY

| Consumers Energy | S&P | Moody's | Fitch |
| --- | --- | --- | --- |
| Senior Secured | A | Aa3 | A+ |
| Commercial Paper | A-2 | P-1 | F-2 |
| Outlook | Stable | Negative | Stable |
| **CMS Energy** | | | |
| Senior Unsecured | BBB | Baa1 | BBB |
| Junior Subordinated | BBB- | Baa2 | BB+ |
| Outlook | Stable | Negative | Stable |
| Last Review | Jan. 2020 | Jul. 2020 | Oct. 2019 |

## Ratings Drivers

- Strong financial position
- Growing operating cash flow
- Return on regulated investment
- Supportive regulatory environment

. . . at solid investment-grade levels.

# DIG (750 MW) & Peakers (200 MW) . . .



Pre-Tax Income (MM)
$100
$0
$45
$38
$38
~$35/yr.
2017
2018
2019
2020-2023
2024+
Planning Year (MISO) 2020 Through 2023
Contracted
Capacity (~$2.00/kw-month) 100%
Energy >95%
• LCR upheld by MI Supreme Court
• MISO Zone 7 PY '20/'21 cleared at CONE
Opportunities[a] (MM)
~$90
$7.50[b]
~$45
$3.00[b]

[a]Assumes 100% capacity available at $3.00 and $7.50/kw-month [b]$/kw-month

**. . . offers risk mitigation to plan with future upside opportunities.**

# Declining Exposure to Coal . . .

CMS ENERGY

## Coal % of Rate Base[a]


20%
2016
Classic 7
retirement
<15%
<10%
Campbell
1&2
Campbell
3
2023
Karn 1&2
retirement
<10%
Campbell
1&2
Campbell
3
2031
(4)%
2039
(5½)%
0%
2016
Today
2023
2040

## Renewables % of Rate Base


$3 - $6 Bn
Investment
opportunities
3%
5%
2016
Today
2040

[a]Coal rate base based on calendar year; total rate base based on a 13-month average

. . . with plans to eliminate completely.

# Michigan Regulatory Environment . . .

CMS ENERGY


ENROLLED SENATE BILL No. 437

- Bipartisan Energy Law (2016 enhanced 2008 law)
- Forward-looking test year (10-month rate case)
- Energy efficiency incentive (20% of spend)
- Renewable Portfolio Standard (RPS)
- Constructive ROEs
- Appointed Commissioners with staggered terms

## Michigan Public Service Commission



Chair effective July 27, 2020

**Dan Scripps (D)**
Term Ends: July 2, 2023



**Tremaine Phillips (D)**
Term Ends: July 2, 2025



**Sally Talberg (I)**
Term Ends: July 2, 2021

**. . . supported by constructive legislation and steady leadership.**

# GAAP Reconciliation

## CMS ENERGY CORPORATION
## Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment
## (Unaudited)

*In Millions, Except Per Share Amounts*

| | Three Months Ended | | Six Months Ended | |
|---|---|---|---|---|
| | 6/30/20 | 6/30/19 | 6/30/20 | 6/30/19 |
| **Electric Utility** | | | | |
| Reported net income per share | $ 0.42 | $ 0.32 | $ 0.83 | $ 0.69 |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | 0.02 | - | 0.03 | - |
| Tax impact | (0.01) | - | (0.01) | - |
| Voluntary separation program | (*) | - | 0.03 | - |
| Tax impact | * | - | (0.01) | - |
| Adjusted net income per share – non-GAAP | $ 0.43 | $ 0.32 | $ 0.87 | $ 0.69 |
| **Gas Utility** | | | | |
| Reported net income per share | $ 0.14 | $ 0.03 | $ 0.55 | $ 0.45 |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | * | - | * | - |
| Tax impact | (*) | - | (*) | - |
| Voluntary separation program | (*) | - | 0.01 | - |
| Tax impact | * | - | (*) | - |
| Adjusted net income per share – non-GAAP | $ 0.14 | $ 0.03 | $ 0.56 | $ 0.45 |
| **Enterprises** | | | | |
| Reported net income per share | $ - | $ 0.05 | $ 0.07 | $ 0.08 |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | (*) | * | * | * |
| Tax impact | * | (*) | (*) | (*) |
| Tax reform | - | - | (0.01) | - |
| Voluntary separation program | - | - | * | - |
| Tax impact | - | - | (*) | - |
| Adjusted net income per share – non-GAAP | $ - | $ 0.05 | $ 0.06 | $ 0.08 |
| **EnerBank** | | | | |
| Reported net income per share | $ 0.03 | $ 0.04 | $ 0.08 | $ 0.08 |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | - | - | - | - |
| Adjusted net income per share – non-GAAP | $ 0.03 | $ 0.04 | $ 0.08 | $ 0.08 |
| **Corporate Interest and Other** | | | | |
| Reported net loss per share | $ (0.11) | $ (0.11) | $ (0.20) | $ (0.22) |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | * | * | (*) | * |
| Tax impact | (*) | (*) | * | (*) |
| Tax reform | - | - | (0.02) | - |
| Adjusted net loss per share – non-GAAP | $ (0.11) | $ (0.11) | $ (0.22) | $ (0.22) |
| **Consolidated** | | | | |
| Reported net income per share | $ 0.48 | $ 0.33 | $ 1.33 | $ 1.08 |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | 0.02 | * | 0.03 | * |
| Tax impact | (0.01) | (*) | (0.01) | (*) |
| Tax reform | - | - | (0.03) | - |
| Voluntary separation program | (*) | - | 0.04 | - |
| Tax impact | * | - | (0.01) | - |
| Adjusted net income per share – non-GAAP | $ 0.49 | $ 0.33 | $ 1.35 | $ 1.08 |
| **Average Common Shares Outstanding – Diluted** | 286.5 | 284.0 | 285.8 | 283.8 |

* Less than $0.01 per share.

**CMS ENERGY CORPORATION**
**Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income**
**by Quarter**
**(Unaudited)**

| | *In Millions, Except Per Share Amounts* | |
|---|---|---|
| | 2020 | |
| | 1Q | 2Q |
| **Net Income Available to Common Stockholders** | $ 243 | $ 136 |
| *Reconciling items:* | | |
| Electric utility and gas utility | 15 | 4 |
| Tax impact | (4) | (1) |
| Enterprises | 1 | (*) |
| Tax impact | (4) | * |
| EnerBank | - | - |
| Tax impact | - | - |
| Corporate interest and other | (2) | * |
| Tax impact | (4) | (*) |
| **Adjusted Net Income – Non-GAAP** | $ 245 | $ 139 |
| **Average Common Shares Outstanding – Diluted** | 285.2 | 286.5 |
| **Diluted Earnings Per Average Common Share** | $ 0.85 | $ 0.48 |
| *Reconciling items:* | | |
| Electric utility and gas utility | 0.05 | 0.02 |
| Tax impact | (0.01) | (0.01) |
| Enterprises | * | (*) |
| Tax impact | (0.01) | * |
| EnerBank | - | - |
| Tax impact | - | - |
| Corporate interest and other | (*) | * |
| Tax impact | (0.02) | (*) |
| **Adjusted Diluted Earnings Per Average Common Share – Non-GAAP** | $ 0.86 | $ 0.49 |

| | *In Millions, Except Per Share Amounts* | | | |
|---|---|---|---|---|
| | 2019 | | | |
| | 1Q | 2Q | 3Q | 4Q |
| **Net Income Available to Common Stockholders** | $ 213 | $ 93 | $ 207 | $ 167 |
| *Reconciling items:* | | | | |
| Electric utility and gas utility | - | - | - | 6 |
| Tax impact | - | - | - | (1) |
| Enterprises | (*) | * | 1 | (1) |
| Tax impact | * | (*) | (*) | * |
| EnerBank | - | - | - | - |
| Tax impact | - | - | - | - |
| Corporate interest and other | * | * | * | 31 |
| Tax impact | (*) | (*) | (*) | (8) |
| **Adjusted Net Income – Non-GAAP** | $ 213 | $ 93 | $ 208 | $ 194 |
| **Average Common Shares Outstanding – Diluted** | 283.6 | 284.0 | 284.6 | 284.8 |
| **Diluted Earnings Per Average Common Share** | $ 0.75 | $ 0.33 | $ 0.73 | $ 0.58 |
| *Reconciling items:* | | | | |
| Electric utility and gas utility | - | - | - | 0.02 |
| Tax impact | - | - | - | (*) |
| Enterprises | (*) | * | * | (*) |
| Tax impact | * | (*) | (*) | * |
| EnerBank | - | - | - | - |
| Tax impact | - | - | - | - |
| Corporate interest and other | * | * | * | 0.11 |
| Tax impact | (*) | (*) | (*) | (0.03) |
| **Adjusted Diluted Earnings Per Average Common Share – Non-GAAP** | $ 0.75 | $ 0.33 | $ 0.73 | $ 0.68 |

* Less than $0.5 million or $0.01 per share.

CMS ENERGY

# CMS ENERGY CORPORATION
## Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
## (Unaudited)

| | *In Millions, Except Per Share Amounts* | | | |
|---|---|---|---|---|
| | Three Months Ended | | Six Months Ended | |
| | 6/30/20 | 6/30/19 | 6/30/20 | 6/30/19 |
| **Net Income Available to Common Stockholders** | $ 136 | $ 93 | $ 379 | $ 306 |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | 4 | * | 7 | * |
| Tax impact | (1) | (*) | (1) | (*) |
| Tax reform | - | - | (9) | - |
| Voluntary separation program | (*) | - | 11 | - |
| Tax impact | * | - | (3) | - |
| Adjusted net income – non-GAAP | $ 139 | $ 93 | $ 384 | $ 306 |
| **Average Common Shares Outstanding** | | | | |
| Basic | 285.5 | 282.9 | 284.4 | 282.9 |
| Diluted | 286.5 | 284.0 | 285.8 | 283.8 |
| **Basic Earnings Per Average Common Share** | | | | |
| Reported net income per share | $ 0.48 | $ 0.33 | $ 1.33 | $ 1.08 |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | 0.02 | * | 0.03 | * |
| Tax impact | (0.01) | (*) | (0.01) | (*) |
| Tax reform | - | - | (0.03) | - |
| Voluntary separation program | (*) | - | 0.04 | - |
| Tax impact | * | - | (0.01) | - |
| Adjusted net income per share – non-GAAP | $ 0.49 | $ 0.33 | $ 1.35 | $ 1.08 |
| **Diluted Earnings Per Average Common Share** | | | | |
| Reported net income per share | $ 0.48 | $ 0.33 | $ 1.33 | $ 1.08 |
| *Reconciling items:* | | | | |
| Other exclusions from adjusted earnings | 0.02 | * | 0.03 | * |
| Tax impact | (0.01) | (*) | (0.01) | (*) |
| Tax reform | - | - | (0.03) | - |
| Voluntary separation program | (*) | - | 0.04 | - |
| Tax impact | * | - | (0.01) | - |
| Adjusted net income per share – non-GAAP | $ 0.49 | $ 0.33 | $ 1.35 | $ 1.08 |

* Less than $0.5 million or $0.01 per share.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements. Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

**CMS ENERGY CORPORATION**
**Earnings Per Share By Year GAAP Reconciliation**
**(Unaudited)**

| | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Reported earnings (loss) per share - GAAP** | ($0.30) | $0.64 | ($0.44) | ($0.41) | ($1.02) | $1.20 | $0.91 | $1.28 | $1.58 | $1.42 | $1.66 | $1.74 | $1.89 | $1.98 | $1.64 | $2.32 | $2.39 |
| **Pretax items:** | | | | | | | | | | | | | | | | | |
| Electric and gas utility | 0.32 | (0.60) | - | - | (0.06) | 0.08 | 0.55 | 0.05 | - | 0.27 | - | - | - | 0.04 | - | - | 0.02 |
| Tax impact | (0.11) | 0.21 | - | - | (0.01) | (0.03) | (0.22) | (0.02) | - | (0.10) | - | - | - | (0.01) | 0.12 (b) | 0.01 | (*) |
| Enterprises | 0.93 | 0.97 | 0.06 | (0.12) | 1.67 | (0.02) | 0.14 | (0.05) | * | (0.01) | * | 0.05 | * | * | * | 0.02 | * |
| Tax impact | (0.19) | (0.35) | (0.02) | 0.10 | (0.42) | * | (0.05) | 0.02 | (0.11) | * | (*) | (0.02) | (*) | (*) | 0.20 (b) | (0.02) | (*) |
| EnerBank | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Tax impact | - | - | - | - | - | - | - | - | - | - | - | - | - | - | 0.01 (b) | * | - |
| Corporate interest and other | 0.25 | (0.06) | 0.06 | 0.45 | 0.17 | 0.01 | 0.01 | * | - | * | * | * | * | 0.02 | 0.01 | * | 0.11 |
| Tax impact | (0.09) | 0.03 | (0.02) | (0.18) | (0.49) | (0.03) | (*) | (*) | (0.01) | (*) | (*) | (*) | (*) | (0.01) | 0.19 (b) | (*) | (0.03) |
| Discontinued operations (income) loss, net | (0.16) | 0.02 | (0.07) | (0.03) | 0.40 | (*) | (0.08) | 0.08 | (0.01) | (0.03) | * | (*) | (*) | * | * | (*) | (*) |
| Asset impairment charges | - | - | 2.80 | 1.07 | 0.93 | - | - | - | - | - | - | - | - | - | - | - | - |
| Tax impact | - | - | (0.98) | (0.31) | (0.33) | - | - | - | - | - | - | - | - | - | - | - | - |
| Cumulative accounting changes | 0.25 | 0.02 | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Tax impact | (0.09) | (0.01) | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| **Adjusted earnings per share, including MTM - non-GAAP** | $0.81 | $0.87 | $1.39 | $0.57 | $0.84 | $1.21 (a) | $1.26 | $1.36 | $1.45 | $1.55 | $1.66 | $1.77 | $1.89 | $2.02 | $2.17 | $2.33 | $2.49 |
| Mark-to-market | | 0.04 | (0.65) | 0.80 | | | | | | | | | | | | | |
| Tax impact | | (0.01) | 0.22 | (0.29) | | | | | | | | | | | | | |
| **Adjusted earnings per share, excluding MTM - non-GAAP** | NA | $0.90 | $0.96 | $1.08 | NA | NA | NA | NA | NA | NA | NA | NA | NA | NA | NA | NA | NA |

* Less than $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

(b) Reflects the impact of tax reform.

**GAAP**
**2019 over**
**2003**
**CAGR**
**NM**

**Adjusted**
**2019 over**
**2003**
**CAGR**
**7%**

**CMS ENERGY CORPORATION**
**Reconciliation of GAAP Operating Activities**
**to Non-GAAP Operating Activities**
**(Unaudited)**
(mils)

| | 2020 |
|---|---|
| **GAAP Net cash provided by operating activities** | **$ 1,219** |
| Add back discretionary pension contribution | **531** |
| **Non-GAAP Net cash provided by operating activities** | **$ 1,750** |